EXHIBIT (10.24)


FIRST AMENDMENT
TO
SPLIT-DOLLAR LIFE INSURANCE AGREEMENT




	This Agreement amends the Split-Dollar Life Insurance
Agreement entered
into as of _____________, 19____ by and between First
Interstate Bancorp (the
"Company") and ______________ ("Employee"):

	1.	Subsection (b) of Section 9, Qualifying
Termination on account of
termination after a Change in Control is amended by deleting
"50%" and inserting
"60%" in its place.

	Executed at Los Angeles, California this 25th day of
March, 1996.




						FIRST INTERSTATE BANCORP



						By:
_________________________
							Executive Vice
President


	By:__________________________
							Secretary







W032596F.DOC